UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

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Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (408) 414-9200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	POWI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of matters to a Vote of Security Holders

Power Integrations, Inc. (“Power Integrations” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2025. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.

1.Power Integrations’ stockholders elected to the Board of Directors of the Company (the “Board”) each of the following eight nominees as directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld

Wendy Arienzo	50,248,258.23	2,000,913.44
Balu Balakrishnan	50,785,438.56	1,463,733.10
Nicholas E. Brathwaite	48,920,452.23	3,328,719.44
Anita Ganti	51,953,598.23	295,573.44
Nancy Gioia	51,208,449.82	1,040,721.85
Balakrishnan S. Iyer	49,636,767.56	2,612,404.10
Gregg Lowe	52,169,588.23	79,583.44
Ravi Vig	51,957,868.56	291,303.10

There were 2,538,981.00 broker non-votes for this proposal.

2.Power Integrations’ stockholders approved, on an advisory basis, the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	40,587,596.40
Shares voted against:	11,633,564.26
Shares abstaining:	28,011.00
Broker non-votes:	2,538,981.00

3.Power Integrations’ stockholders ratified the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2025. The tabulation of votes on this matter was as follows:

Shares voted for:	53,687,480.71
Shares voted against:	1,061,816.95
Shares abstaining:	38,855.00
Broker non-votes:	0.00

4.Power Integrations’ stockholders approved the amendment and restatement of the Power Integrations, Inc. restated certificate of incorporation to eliminate supermajority voting requirements, as described in the proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	52,041,930.59
Shares voted against:	202,954.07
Shares abstaining:	4,287.00
Broker non-votes:	2,538,981.00

5.Power Integrations’ stockholders approved the amendment and restatement of the Power Integrations, Inc. 2016 Incentive Award Plan to increase the maximum dollar value of equity awards and cash paid to non-employee directors in any single fiscal year from $300,000 to $750,000, as described in the proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	50,070,119.66
Shares voted against:	2,148,048.00
Shares abstaining:	31,004.00
Broker non-votes:	2,538,981.00

6.Power Integrations’ stockholders voted against the stockholder advisory proposal regarding requesting the Board of Directors to adopt a policy and amend governing documents in order that two separate individuals hold the office of Chairman of the Board and the office of the Chief Executive Officer. The tabulation of votes on this matter was as follows:

Shares voted for:	23,621,842.75
Shares voted against:	28,583,724.92
Shares abstaining:	43,604.00
Broker non-votes:	2,538,981.00

Item 9.01. Financial Statements and Exhibits.

Exhibit 104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

Dated:	May 16, 2025	By:	/s/ SANDEEP NAYYAR
Sandeep Nayyar
Chief Financial Officer